UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2020
AppFolio, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37468	26-0359894
(Commission File Number)	(IRS Employer Identification Number)
50 Castilian Drive
Santa Barbara, CA 93117
(Address of principal executive offices)
Registrant’s telephone number, including area code: (805) 364-6093
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	APPF	NASDAQ Global Market

Item 2.02. Results of Operations and Financial Condition.
On March 2, 2020, AppFolio, Inc. (the “Company”) issued a press release announcing its financial results for its fourth fiscal quarter and year ended December 31, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section. Such information shall not be deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 2, 2020, the Company announced Klaus Schauser’s intention to retire from his position as Chief Strategist, effective as of May 1, 2020. Mr. Schauser will continue to serve as a Class II Director on the Company’s Board of Directors (the "Board"). Mr. Schauser’s retirement from his position as Chief Strategist was not the result of any disagreement with respect to the Company’s operations, policies or practices.
On March 2, 2020, James Peters notified the Board of his decision not to stand for re-election at the Company’s 2020 Annual Meeting of Stockholders (the "2020 Annual Meeting"). Mr. Peters is currently serving as a Class II Director, with a term that will end concurrent with the 2020 Annual Meeting, as Chairperson of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. The decision by Mr. Peters not to stand for re-election was not the result of any disagreement with respect to the Company’s operations, policies or practices.

Item 7.01.    Regulation FD Disclosure
During our earnings call we reiterate that investors and analysts are invited to submit questions to management via our website. These statements were made as part of our policy regarding public disclosure of corporate information in connection with questions received from investors and analysts (the “Policy”), which is briefly summarized below.
Corporate Disclosure Policy - Questions and Answers
Pursuant to the Policy, we encourage investors and analysts to submit their questions to management via the Investor Q&A form located on the “Investor Overview” section of our website located at www.appfolioinc.com. We intend to provide written responses to investor and analyst questions on a periodic basis.
We currently intend to provide responses to questions properly submitted to us pursuant to the Policy by filing a Current Report on Form 8-K. However, in the future, we may announce our intention to provide responses to questions, as well as other corporate information, through other channels of distribution, including through disclosure on our website.
The following answer responds to a question received pursuant to the Policy:
Dollar-Based Net Expansion Rate
Question:
Could you please update investors on the trends in your dollar-based net expansion rate (“DBNE”)?

Company Response:
As of December 31, 2019, our annual DBNE was 118% for our property management customers, and 121% for our law firm customers. This compares to 116% and 113%, respectively, as of December 31, 2018.
Our ability to maintain and grow relationships with our existing customers can be measured by our annual DBNE for a given fiscal year, which compares the revenue generated from the sale of our core solutions and Value+ services in that year (e.g., 2019) and the preceding year, or base year (e.g., 2018), from our base customers. For this purpose, we establish our base customers by determining the customers from which we generated revenues during the month of December in the year preceding the base year (e.g., December 2017). We then calculate our annual DBNE for a given fiscal year by dividing (x) revenue generated from the sale of our core solutions and Value+ services in the given fiscal year (e.g., 2019) from our base customers by (y) revenue generated from the sale of our core solutions and Value+ services in the base year (e.g., 2018) from our base customers.

Investors are cautioned that our historical annual DBNE results are not necessarily indicative of the results we expect in the future. Investors are further cautioned that our annual DBNE from year to year may be subject to significant fluctuation as a result of a number of factors, including, without limitation:
•our ability to retain our existing customers, and to expand adoption and utilization of our core solutions and Value+ services by our existing customers;
•the scope of, and potential revenue opportunity associated with, the Value+ services that are available to our property management customers and law firm customers during any given year, and the timing and rate of adoption of those Value+ services;
•the mix of our core solutions and Value+ services sold to our property management customers and law firm customers during any given year;
•variations in the timing of sales of our core solutions and Value+ services as a result of trends impacting the verticals in which we sell our software solutions;
•the timing and market acceptance of new core functionality, Value+ services and other products introduced by us and our competitors; and
•changes in our pricing policies or those of our competitors.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description
99.1	Press release issued on March 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppFolio, Inc.

By: /s/ Ida Kane
Name: Ida Kane
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued on March 2, 2020.